UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2012

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York	001- 04311	11-1541330
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

25 Harbor Park Drive, Port Washington, NY		11050
(Address of principal executive offices)		(Zip Code)

(516) 484-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.
On June 6, 2012, Pall Corporation (the “Registrant”) released its results of operations for its third quarter ended April 30, 2012. A copy of the press release issued by the Registrant, dated June 6, 2012, as well as a copy of the slides presented on a conference call held by the Registrant to review the results of operations on June 7, 2012, are furnished herewith as Exhibit 99.1 and 99.2, respectively, to this report.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release, dated June 6, 2012 (furnished pursuant to Item 2.02).
99.2	Slides presented during conference call held on June 7, 2012 (furnished pursuant to Item 2.02).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pall Corporation

June 7, 2012	/s/	FRANCIS MOSCHELLA
Francis Moschella
Vice President – Corporate Controller Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release, dated June 6, 2012 (furnished pursuant to Item 2.02).
99.2	Slides presented during conference call held on June 7, 2012 (furnished pursuant to Item 2.02).